                                                                    EXHIBIT 99.1


                       PEERLESS MFG. CO. AND SUBSIDIARIES
                                   FORM 10-Q
               FOR THE QUARTERLY PERIOD ENDED SEPTEMBER 30, 2002


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Form 10-Q of Peerless Mfg. Co.. (the "Company") for the quarter ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sherrill Stone, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                 /s/ Sherrill Stone
                                                 -------------------------------
                                                 Sherrill Stone
                                                 Chief Executive Officer
                                                 Date: November 14, 2002

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed, except to the extent required by the Sarbanes-Oxley Act of 2002, by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.